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                       SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON D.C.

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934




                                December 8, 1999
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                Date of Report (date of earliest event reported)


                     COMMUNICATION INTELLIGENCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-19301                                        94-2790442
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    (Commission File Number)                (IRS Employer Identification Number)

            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
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                    (Address of Principal Executive Offices)

                                 (650) 802-7888
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a)(1)   Previous Independent Accountants

                  (i) On December 8, 1999, Communication Intelligence Corporation (the "Registrant") dismissed PricewaterhouseCoopers
LLP as the Registrant's independent accountant.

                  (ii) The reports of PricewaterhouseCoopers LLP on the consolidated financial statements for the past two fiscal years ended December 31, 1997 and 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                  (iii) As of December 8, 1999, the Registrant had not engaged a successor accounting firm. As of December 13, 1999, the Registrant named a successor accounting firm. (See (2) below.)

                  (iv) In connection with its audits for the two most recent fiscal years and through December 8, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.

                  (v) During the Registrant's two most recent fiscal years and through December 8, 1999, there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v).

                  (vi) The Registrant has provided PricewaterhouseCoopers LLP with a copy of the disclosure it is making in response to Item 304(a) of Regulation S-K. The Registrant has requested PricewaterhouseCoopers LLP to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of such letter is filed as Exhibit
16.1 to this Form 8-K.

   (2)   Newly Engaged Independent Accountants

                  (i) On December 13, 1999, the Registrant named Stonefield Josephson Accountancy Corporation ("Stonefield Josephson") as its new independent accountant. During the two years ended December 31, 1998 and during the subsequent period ended December 13, 1999, neither the Registrant nor anyone on its behalf consulted Stonefield Josephson regarding (i) the application of accounting principles to any transaction, either completed or proposed, or (ii) the type of opinion that might be rendered by Stonefield Josephson on the Company's financial statements.

ITEM 5.  OTHER EVENTS

     On December 13, 1999, the Registrant hired Marjorie J. Bailey, CPA as its Vice President of Finance and Chief Financial Officer.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


EXHIBITS

     16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission.

     99.1       Press release dated December 14, 1999.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     December 14, 1999


                                         COMMUNICATION INTELLIGENCE CORPORATION
                                                       (Registrant)


                                         By:       /s/ Guido DiGregorio
                                            ------------------------------------
                                             Guido DiGregorio, President



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                                  EXHIBIT INDEX


EXHIBITS                                                             PAGE NO.

     16.1       Letter from PricewaterhouseCoopers LLP to the
                Securities and Exchange Commission.                     6

     99.1       Press release dated December 14, 1999.                  7



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